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                                                                    Exhibit 13.1

                                  CERTIFICATION
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States
Code), the undersigned officers of Brilliance China Automotive Holdings Limited (the "Company"), hereby certifies, to such officers' knowledge, that:

            The Annual Report on Form 20-F for the year ended December 31, 2004 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2005                                 By: /s/ Lin Xiaogang
                                                       -------------------------
                                                       Lin Xiaogang
                                                       Chief Executive Officer

Date: June 28, 2005                                 By: /s/ Zha Jianping
                                                        ------------------------
                                                        ZHA Jianping
                                                        Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Brilliance China Automotive Holdings Limited, and will be retained by Brilliance China Automotive Holdings Limited and furnished to the Securities and Exchange Commission or its staff upon request.

This certification will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under Securities Act of 1933 or the Securities Exchange Act of 1934 even if the document with which it is submitted to the Securities and Exchange Commission is so incorporated by reference.